MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     29-Nov-96
Reporting Month:  October

                                                                 Interest    Interest    Principal
                     Original   Original  Integral     Record    Accrual     Payment     Payment     Ending         Remaining
  Class               Balance   Pct Pool  Denominatio  Date      Factor      Factor      Factor      Balance        Principal Factor
Merit 3 Class A $144,348,444.00 85.00%    $1,000.00    31-Oct-96  2.46765874  2.46765874 24.87721600 $68,551,330.77 0.47490176
Merit 3 Class B  $13,585,736.00  8.00%    $1,000.00    31-Oct-96 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                      $82,137,066.77

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT Series 3

Payment Date:         29-Nov-96
Reporting Month       October

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses1      Insured Balance Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 12.18% $11,887,519.82 $0.00       $ 134,878.10 $94,024,586.59  12.64% $11,887,519.82


Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 36.07% $2,619,944.00 $0.00       $0.00  $7,083,679.20   36.99% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                            $121,670.39

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                51          $4,938,896             5.25%
60+ Days                10          $1,848,786             1.97%
90+ Days                27          $4,417,701             4.70%
Foreclosure              7          $1,109,381             1.18%
REO                     19          $3,027,888             3.22%

Totals                 114         $15,342,652            16.32%


Advances on Delinquencies                                      $140,061.58
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3

Payment Date:     29-Nov-96
Report Date:      October

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                   $660,699.83            Interest Payments         $526,024.40
Principal                                     $3,590,987.42            Principal Payments      $3,590,987.42
Deposits From Reserve Fund                            $0.00            Surplus                   $121,670.39
Other Deposits                                        $0.00            FSA Fee                    $13,005.04
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                 $4,251,687.25            Total Withdrawals       $4,251,687.25

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     29-Nov-96
Reporting Month:  October

                Class
                Interest   Beginning       Interest    Interest      Principal        Total       Applied Ending
  Class         Rate       Balance         Accrual     Payment       Payment      Distribution    Losses  Balance
Merit 3 Class A  5.925000% $72,142,318.19  $356,202.70 $356,202.70  $3,590,987.42 $3,947,190.12   $0.00   $68,551,330.77
Merit 3 Class B 15.000000% $13,585,736.00  $169,821.70 $169,821.70          $0.00   $169,821.70   $0.00   $13,585,736.00

                           $85,728,054.19  $526,024.40 $526,024.40  $3,590,987.42 $4,117,011.82   $0.00   $82,137,066.77


Class              CUSIP     Priority PrincipalType Interest Type
Merit 3 Class A    589962AG4 Senior   Sequential    Floater
Merit 3 Class B     589962AH2 Senior   Sequential    Floater